Exhibit 99.1

Griffon Corporation Announces Pricing of

Secondary Offering of Common Stock

NEW YORK, NEW YORK, June 14, 2018 – Griffon Corporation (“Griffon” or the “Company”) (NYSE:GFF) announced today the pricing of an underwritten secondary offering of 4,855,109 shares of its common stock offered by GS Direct, L.L.C. (“GS Direct”), an affiliate of The Goldman Sachs Group, Inc. at a public offering price of $18.00 per share. In addition, GS Direct has granted the underwriters a 30-day option to purchase up to an additional 728,266 shares of its common stock, equal to up to 15% of the total amount of shares of common stock sold by GS Direct in the offering.

Griffon had initially proposed to offer 2,500,000 primary shares of its common stock and GS Direct had proposed to offer 5,583,375 shares of Griffon’s common stock, in each case subject to market conditions. Griffon determined not to sell primary shares in the offering, based on the public offering price, and withdrew the shares of common stock to be offered by the Company from the offering, including the offering of shares necessary to cover the 30-day underwriters’ option to purchase additional shares from Griffon. As a result of the withdrawal of shares by Griffon necessary to cover the underwriters’ 30-day option, GS Direct reduced the amount of shares offered from 5,583,375 to 4,855,109 shares of common stock and has granted the underwriters a 30-day option to purchase up to 728,266 additional shares of common stock (representing 15% of the aggregate amount of the reduced number of shares of common stock offered by GS Direct pursuant to this offering). If the option is exercised in full, GS Direct will no longer own any shares of Griffon.

Griffon will not receive any proceeds from the sale of common stock in this offering. The offering is expected to close on June 19, 2018, subject to the satisfaction of customary closing conditions.

J.P. Morgan Securities LLC and Goldman Sachs & Co. LLC are acting as joint book-running managers and representatives of the underwriters for this offering. Robert W. Baird & Co. Incorporated, Deutsche Bank Securities Inc. and Wells Fargo Securities, LLC are also acting as additional joint book-running managers for this offering.

This offering is being made pursuant to an effective shelf registration statement on Form S-3 previously filed with the Securities and Exchange Commission (the “SEC”) on May 7, 2018. Before you invest, you should read the prospectus supplement filed on June 11, 2018 with the SEC, the issuer free writing prospectus filed on June 14, 2018 with the SEC, the accompanying prospectus and the other documents Griffon has filed or will file with the SEC for more complete information about Griffon and this offering. The offering of these shares may be made only by means of a prospectus supplement, the issuer free writing prospectus and the accompanying prospectus, copies of which may be obtained by contacting: J.P. Morgan Securities LLC, c/o J.P. Morgan Securities LLC, Attention: Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, or by telephone, at (866) 803-9204; or Goldman Sachs & Co. LLC, c/o Goldman Sachs & Co. LLC, Attention: Prospectus Department, 200 West Street, New York, NY 10282,

1

or by telephone, at (866) 471-2526, or by email, at prospectus-ny@ny.email.gs.com. Alternatively, electronic copies of the prospectus supplement and accompanying prospectus and free writing prospectus are also available free of charge on the SEC’s website at http://www.sec.gov.

This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward-looking Statements

“Safe Harbor” Statements under the Private Securities Litigation Reform Act of 1995: All statements related to, among other things, income (loss), earnings, cash flows, revenue, changes in operations, operating improvements, industries in which Griffon operates and the United States and global economies that are not historical are hereby identified as “forward-looking statements” and may be indicated by words or phrases such as “anticipates,” “supports,” “plans,” “projects,” “expects,” “believes,” “should,” “would,” “could,” “hope,” “forecast,” “management is of the opinion,” “may,” “will,” “estimates,” “intends,” “explores,” “opportunities,” the negative of these expressions, use of the future tense and similar words or phrases. Such forward-looking statements are subject to inherent risks and uncertainties that could cause actual results to differ materially from those expressed in any forward-looking statements. These risks and uncertainties include, among others: current economic conditions and uncertainties in the housing, credit and capital markets; Griffon’s ability to achieve expected savings from cost control, integration and disposal initiatives; the ability to identify and successfully consummate and integrate value-adding acquisition opportunities; increasing competition and pricing pressures in the markets served by Griffon’s operating companies; the ability of Griffon’s operating companies to expand into new geographic and product markets, and to anticipate and meet customer demands for new products and product enhancements and innovations; reduced military spending by the government on projects for which Griffon’s Telephonics Corporation supplies products, including as a result of defense budget cuts and other government actions; the ability of the federal government to fund and conduct its operations; increases in the cost of raw materials such as resin, wood and steel; changes in customer demand or loss of a material customer at one of Griffon’s operating companies; the potential impact of seasonal variations and uncertain weather patterns on certain of Griffon’s businesses; political events that could impact the worldwide economy; a downgrade in Griffon’s credit ratings; changes in international economic conditions including interest rate and currency exchange fluctuations; the reliance by certain of Griffon’s businesses on particular third party suppliers and manufacturers to meet customer demands; the relative mix of products and services offered by Griffon’s businesses, which could impact margins and operating efficiencies; short-term capacity constraints or prolonged excess capacity; unforeseen developments in contingencies, such as litigation and environmental matters; unfavorable results of government agency contract audits of Telephonics Corporation; Griffon’s ability to adequately protect and maintain the validity of patent and other intellectual property rights; the cyclical nature of the businesses of certain Griffon’s operating companies; and possible terrorist threats and actions and their impact on the global economy. Such statements reflect the views of Griffon with respect to future events and are subject to these and other risks, as previously disclosed in Griffon’s Securities and Exchange Commission filings. Readers are cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements speak only as of the date made. Griffon undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

About Griffon Corporation

Griffon is a diversified management and holding company that conducts business through wholly-owned subsidiaries. Griffon oversees the operations of its subsidiaries, allocates resources among them and

2

manages their capital structures. Griffon provides direction and assistance to its subsidiaries in connection with acquisition and growth opportunities as well as in connection with divestitures. In order to further diversify, Griffon also seeks out, evaluates and, when appropriate, will acquire additional businesses that offer potentially attractive returns on capital.

Headquartered in New York, N.Y., Griffon was founded in 1959 and is incorporated in Delaware. Griffon is listed on the New York Stock Exchange and trades under the symbol GFF.

Griffon currently conducts its operations through two reportable segments:

Home & Building Products. This segment consists of three companies, The AMES Companies, Inc. (“AMES”), ClosetMaid LLC (“ClosetMaid”), and Clopay Building Products Company, Inc. (“CBP”):

•	AMES, founded in 1774, is the leading U.S. manufacturer and a global provider of long-handled tools and landscaping products for homeowners and professionals.

•	ClosetMaid, founded in 1965, is a leading North American manufacturer and marketer of closet organization, home storage, and garage storage products, and sells to some of the largest home center retail chains, mass merchandisers, and direct-to-builder professional installers.

•	CBP, since 1964, is a leading manufacturer and marketer of residential and commercial garage doors and sells to professional dealers and some of the largest home center retail chains in North America and, under the CornellCookson brand, is a leading U.S. manufacturer and marketer of rolling steel door and grille products designed for commercial, industrial, institutional, and retail use.

Defense Electronics. Telephonics Corporation, founded in 1933, is recognized globally as a leading provider of highly sophisticated intelligence, surveillance and communications solutions for defense, aerospace and commercial customers.

Company Contact:	Investor Relations Contact:
Brian G. Harris	Michael Callahan
SVP & Chief Financial Officer	Senior Vice President
Griffon Corporation	ICR Inc.
(212) 957-5000	(203) 682-8311
3